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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ____________________

                                    FORM 8-K
                              ____________________

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) MARCH 22, 2007


                              ____________________



                               HARSCO CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             DE                      1-3970                      23-1483991
(State or other jurisdiction      (Commission                 (I.R.S. Employer
      of incorporation)           File Number)               Identification No.)



  350 POPLAR CHURCH ROAD, CAMP HILL PA                             17011
(Address of principal executive offices)                         (Zip Code)


         Registrant's telephone number, including area code 717-763-7064



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e) On March 22, 2007, the Board of Directors (the "Board") of Harsco Corporation (the "Company") approved changes to the Company's long-term incentive compensation program under the Company's 1995 Executive Incentive Compensation Plan (the "Plan"). Commencing with the 2010 award year, grants of performance-based restricted stock units under the long-term incentive compensation program will be based on increases in economic value added (EVA(R)), which will be measured over a three-year period beginning with the 2007-2009 performance period. The Board must approve the grants prior to their award and the grants generally vest over a three-year period subsequent to the Board's approval. The aforementioned program is described in greater detail in the Authorization, Terms and Conditions of Other Performance Awards attached hereto as Exhibit 10.1 and hereby incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

     Exhibit 10.1 Authorization, Terms and Conditions of Other Performance Awards under the Harsco Corporation 1995 Executive Incentive Compensation Plan (as amended and restated)








                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                HARSCO CORPORATION
                                        ----------------------------------
                                                   (Registrant)



DATE      March 28, 2007                /s/ Salvatore D. Fazzolari
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                                        Salvatore D. Fazzolari
                                        President, Chief Financial Officer
                                        and Treasurer